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                                   PROSPECTUS
                               THE DLB VALUE FUND
                               One Memorial Drive
                         Cambridge, Massachusetts 02142
                                 (617) 225-3800
                                 April 30, 1998

         The DLB VALUE FUND (the "Fund") seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. The Fund is a non-diversified portfolio of The DLB Fund Group (the "Trust"), an open-end management investment company. The Fund is intended primarily to serve as an investment vehicle for institutional investors. The Fund's investment manager is David L. Babson and Company Incorporated (the "Manager").

         This Prospectus concisely describes the information which investors ought to know before investing in the Fund. Please read this Prospectus carefully and keep it for further reference.

         A Statement of Additional Information dated April 30, 1998 is available at no charge by writing to the Trust, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts, 02142 or by telephoning (617) 225-3800. The Statement of Additional Information, which contains more detailed information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.









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    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
    SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
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


                                TABLE OF CONTENTS

                                                                     PAGE

SHAREHOLDER TRANSACTION AND FUND EXPENSES                               3

FINANCIAL HIGHLIGHTS                                                    4

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS                 5

PURCHASE OF SHARES                                                      7

REDEMPTION OF SHARES                                                    8

DETERMINATION OF NET ASSET VALUE                                        9

DISTRIBUTIONS                                                           9

TAXES                                                                  10

MANAGEMENT OF THE TRUST                                                11

PERFORMANCE INFORMATION                                                12

ORGANIZATION AND CAPITALIZATION OF THE TRUST                           12

SHAREHOLDER INQUIRIES                                                  13

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                    SHAREHOLDER TRANSACTION AND FUND EXPENSES
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ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a)....................   .35%
         12b-1 Fees (b)............................................      0
         Other Expenses (after fee waiver) (a).....................   .45%
                                                                      ----
         Total Fund Operating Expenses (after fee waiver) (a)......   .80%


EXAMPLE:

You would pay the following                                YEARS
                                                           -----
expenses on a $1,000 investment,
assuming a 5% annual return            1         3           5           10
                                   ---------------------------------------------
with or without redemption at
the end of each period:               $8        $26         $44         $99

---------------

         (a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses at least through the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .80% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .80%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .55%, "Other Expenses" would be .37% and "Total Fund Operating Expenses" would be .92%.

         (b)The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

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                              FINANCIAL HIGHLIGHTS
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The following table, which presents per share financial information for the
Fund, has been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information, and may be obtained by shareholders. Additional performance information is contained in the annual report for the Fund, which is available at no charge upon request. This table should be read in conjunction with the Fund's other audited financial statements and related notes which are incorporated by reference into the Statement of Additional Information.

                                                                                                      For the period
                                                                                                      July 25, 1995
                                                                   Year Ended       Year Ended     (commencement
                                                                  December 31,     December 31,    of      operations)
                                                                      1997             1996        to December 31, 1995
Per share data (for a share outstanding throughout each
period):                                                                 $12.53            $10.58           $10.00
         Net asset value - beginning of period
         Income from investment operations:
                  Net investment income                                    0.15              0.16             0.09
                  Net realized and unrealized gain on                      3.15              2.38             0.73
investments

                  .........Total from investment operations                3.30              2.54             0.82

         Less distributions declared to shareholders:
                  From net investment income                              (0.15)            (0.16)           (0.09)
                  From net realized gain on investments                   (0.70)            (0.41)           (0.15)
                  In excess of net realized gain on                       (0.07)            (0.02)           --
investments

                  .........Total distributions declared to                (0.92)            (0.59)           (0.24)
shareholders
         Net asset value - end of period                                 $14.91            $12.53           $10.58

         Total return                                                     26.35%            23.99%           18.64%*
         Ratios and Supplemental Data:
                  Ratio of expenses to average net assets                  0.71%             0.80%            0.80%*
                  Ratio of net investment income to average                1.40%             1.56%            2.02%*
net assets                                                                   25%               23%               7%
                  Portfolio turnover                                                                             --
                  Average commission rate paid(1)                         $0.05796          $0.05378
                  Net assets at end of period (000 omitted)                $56,499           $19,228       $10,818

The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.80% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the
Fund, the net investment income per share and ratios would have been:
         Net investment income                                            $1.13             $0.09            $0.02
         Ratios (to average net assets):
                  Expenses                                                 0.92%             1.50%            2.43%*
                  Net investment income                                    1.19%             0.86%            0.40%*
--------------

         (1)For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.
*        Annualized

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             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS
--------------------------------------------------------------------------------


         The Fund's investment objective is to seek long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. Strong consideration is given to common stocks whose current prices do not adequately reflect, in the opinion of the Manager, the true value of the underlying company in relation to earnings, dividends and/or assets. The Fund may also hold a portion of its assets in cash or money market instruments. Various valuation parameters are examined to determine the attractiveness of individual securities.

         The Fund will ordinarily invest in the securities of companies which are listed on national securities exchanges or on the National Association of Securities Dealers Automated Quotation System. The Manager will select which issues to invest in based on its assessment of whether the issue is likely to provide favorable capital appreciation over the long-term.

         ILLIQUID SECURITIES. The Fund may purchase "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under Federal securities laws, so long as no more than 15% of the Fund's net assets would be invested in such illiquid securities. The Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.

         PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Fund, the Fund expects to experience relatively low portfolio turnover rates. It is not anticipated that under normal circumstances the annual portfolio turnover rate of the Fund will exceed 100%. However, in any particular year, market conditions may result in greater rates than are currently anticipated. Portfolio turnover involves brokerage commissions and other transaction costs, which will be borne directly by the Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for the Fund are shown in the section "Financial Highlights." See "Taxes" below and "Portfolio Transactions" in the Statement of Additional Information for additional information. The tax consequences of portfolio transactions may be a secondary consideration for tax-exempt investors.

         REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements. Under repurchase agreements the Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for the Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject the Fund to expenses, delays and risks of loss.

         FIRM COMMITMENTS. The Fund may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. The Fund will only enter into firm commitment arrangements with parties which the Manager determines present minimal credit risks. The Fund will maintain, in a segregated account with its custodian, cash or securities in an amount equal to the Fund's obligations under firm commitment agreements. The Fund bears the risk that the other party will fail to satisfy its obligations to the Fund. Such a default may subject the Fund to expenses, delays and risks of loss.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of portfolio securities on up to 33 % of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to parties that are believed by the Manager to be of relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans including shipping fees and reasonable custodian and placement fees.

         DERIVATIVES. Certain of the instruments in which the Fund may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the Statement of Additional Information.

         RISKS OF NON-DIVERSIFICATION. As a non-diversified fund, the Fund may invest a relatively high percentage of its assets in the securities of relatively few issuers, rather than invest in the securities of a large number of issuers merely to satisfy diversification requirements. Investment in the securities of a limited number of issuers may increase the risk of loss to the Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a "diversified" fund.

         CHANGES TO INVESTMENT OBJECTIVES. The investment objective and (except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information) policies of the Fund may be changed by the Trustees without shareholder approval. Any such change may result in the Fund having an investment objective and policies different from the objective and policies which a shareholder considered appropriate at the time of such shareholder's investment in the Fund. Shareholders of the Fund will be notified of any changes in the Fund's investment objective or policies through a revised prospectus or other written communication.

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                               PURCHASE OF SHARES
--------------------------------------------------------------------------------

         Shares of the Fund may be purchased directly from the Trust on any day when the New York Stock Exchange is open for business (a "business day"). The minimum for an initial investment is $100,000, and the minimum for each subsequent investment is $10,000. The purchase price of a share is the net asset value next determined after a purchase order is received in good order. No sales charge is imposed on purchases of Fund shares.

         Shares of the Fund may be purchased either (i) in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, subject to the determination by the Manager that the securities to be exchanged are acceptable, (ii) in cash (i.e., by wire transfer) or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities accepted by the Manager in exchange for Fund shares will be acquired for investment only and not for resale and will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to Federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

         The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the Fund. Investors interested in purchases through exchange should telephone the Manager at (617) 225-3800, Attn: Maureen M. Bates.

         Investors should call the offices of the Trust before attempting to place an order for shares. The Trust reserves the right at any time to reject an order.

         The deadline for wiring federal funds to the Trust is 2:00 p.m. Eastern time; in the case of an investment in-kind, the investor's securities must be placed on deposit at DTC, and 4:00 p.m. Eastern time is the deadline for transferring those securities to the account designated by the custodian for the Fund. In most cases, if the consideration is not received by the Trust before the relevant deadline, the purchase order is not considered to be in good order and the purchase order and consideration are required to be resubmitted on the following business day, unless Investors Bank & Trust Company can credit the consideration to the account for a specific fund.

         All federal funds must be transmitted to Investors Bank & Trust Company to Account No. 777777722 for the account of the Fund.

         "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

         Purchases will be made in full and fractional shares of the Fund calculated to three decimal places. The Trust will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

         12B-1 PLAN. The Trust has adopted a distribution and services plan (the "Plan") for the Fund under Rule 12b-1 of the Investment Company Act of 1940, but the Trustees do not intend to implement the Plan during the Trust's current fiscal year. The purposes of the Plan if implemented would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, reducing redemptions or improving services provided to shareholders by such dealers and other persons. The Plan would permit payments by the Fund for such purposes at an annual rate of up to .50% of the Fund's average daily net assets, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of payments under the Plan and the specific purposes for which they are made would be determined by the Trustees. At present, the Trustees have no intention of implementing the Plan.

--------------------------------------------------------------------------------
                              REDEMPTION OF SHARES
--------------------------------------------------------------------------------

         Shares of the Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. There is no redemption fee for the Fund. Cash payments generally will be made by transfer of Federal funds for payment into the investor's account the next business day following the redemption request. Redemption requests should be sent to Investors Bank & Trust Company. In order to help facilitate the timely payment of redemption proceeds, it is recommended that investors telephone the Manager at (617) 225-3800, Attn: Maureen M. Bates, at least two days prior to submitting a request.

         Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in good order. A redemption request is in good order if it includes the correct name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed correctly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. In-kind redemptions, as described below, will be transferred and delivered as directed by the investor.

         If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the Fund's procedures for valuation described under "Determination of Net Asset Value." Investors generally will incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing with the signature guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

         The Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

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                        DETERMINATION OF NET ASSET VALUE
--------------------------------------------------------------------------------

         The net asset value of a share of the Fund is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open. If no shares of the Fund are tendered for redemption during a month and no order to purchase shares is received by the Fund during such month, the net asset value of a share of the Fund will be determined on the last business day of such month. The net asset value per share for the Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities (including options and futures contracts) for which market quotations are available are valued at the last quoted sale price, or, if there is no such reported sale, at the closing bid price. Securities traded in the over-the-counter market are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. Unlisted securities for which market quotations are not readily available are valued at the most recent quoted bid price. Short term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Illiquid securities or restricted securities will be valued at fair value based on information supplied by a broker. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Trust. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and the value of foreign securities will be determined as of the closing of such exchanges and securities markets. Events affecting the values of such foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees.

         Because foreign securities are quoted in foreign currencies, fluctuations in the value of such securities in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing at the time of determination of net asset value.

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                                  DISTRIBUTIONS
--------------------------------------------------------------------------------

         The Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). The Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. The Fund's present policy is to declare and pay distributions of its dividends and interest at least annually. The Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually.

         All dividends and/or distributions will be paid in shares of the Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the application form or by writing to Investors Bank & Trust Company.

--------------------------------------------------------------------------------
                                      TAXES
--------------------------------------------------------------------------------

         The following is a general summary of the federal income tax consequences for the Fund and shareholders who are U.S. citizens or residents or domestic corporations. The last paragraph of this section contains information relevant to foreign investors. Shareholders should consult their own tax advisors about the tax consequences of investments in the Fund in light of their particular tax situations. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

         The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of net gains on capital assets held (i) for more than one year but not more than 18 months and (ii) for more than 18 months are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether such distributions are received in cash or in reinvested shares. Any loss recognized on the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

         Dividends and distributions on the Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). Special withholding rules, described below, may apply to foreign shareholders.

         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.

         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 1999. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. The U.S. Treasury Department and the Internal Revenue Service have announced that the effective date of these regulations will be amended to apply to payments made on or after January 1, 2000. Foreign investors in the Fund should consult their tax advisors with respect to the potential application of these new regulations.


--------------------------------------------------------------------------------
                             MANAGEMENT OF THE TRUST
--------------------------------------------------------------------------------

         The Fund is advised and managed by David L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142, which provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. David L. Babson and Company Incorporated, a registered investment company, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

         Under a Management Contract relating to the Fund, the Manager selects and reviews the Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of the Fund, the right of the Fund or of the Trust to use the identifying name "DLB" may be withdrawn.

         The Fund pays the Manager a monthly fee at the annual rate of 0.55% of the Fund's average daily net assets. The Manager, however, has agreed to waive a portion of its fee and to bear certain expenses for the current fiscal year to the extent the Fund's annual expenses (including the management fee but excluding brokerage commissions and transfer taxes) would exceed 0.80% of the Fund's average daily net assets. These fees and expenses and the terms applicable to them are described under "Shareholder Transaction and Fund Expenses" above.

          Roland W. Whitridge, Senior Vice President and Director of the Manager, is primarily responsible for the day-to-day management of the Fund. Mr. Whitridge has been employed by the Manager in portfolio management for at least the past five years. Mr. Whitridge has been primarily responsible for the day-to-day management of the Babson Value Fund, a registered investment company advised by the Manager, since its inception on December 21, 1984. The average annual total return (after deduction of expenses) of the Babson Value Fund for the one, three, five and ten year periods ended March 31, 1998 and from its inception through March 31, 1998 is set forth below:

                   One year                         41.01%
                   Three years                      28.47%
                   Five years                       22.69%
                   Ten years                        17.23%
                   Since inception                  17.50%

         While having a similar investment style to the Fund, the Babson Value Fund is a separate investment company and its historical performance is not indicative of the performance expected of the Fund. In addition, investment performance is based on many factors, including market conditions, the composition of a fund's portfolio, a fund's investment policies and a fund's operating expenses.

--------------------------------------------------------------------------------
                             PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

         Yield and total return data may from time to time be included in advertisements about the Fund. "Yield" is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-year period and for the life of the Fund, each through the most recent calendar quarter, represents the average annual compounded rate of return on an investment of $1,000 in the Fund at net asset value (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Quotations of yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. See "Investment Performance" in the Statement of Additional Information.

         All data is based on the Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of the Fund's portfolio, and the Fund's operating expenses. Investment performance also often reflects the risks associated with the Fund's investment objective and policies. These factors should be considered when comparing the Fund's investment results to those of other mutual funds and other investment vehicles.

--------------------------------------------------------------------------------
                  ORGANIZATION AND CAPITALIZATION OF THE TRUST
--------------------------------------------------------------------------------

         The Trust was established on August 1, 1994 as a business trust under Massachusetts law. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares and which are presently divided into eight series of shares, each representing a different fund. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to shareholder vote must be approved by each fund of the Trust (including the Fund) separately except (i) when required by the Investment Company Act of 1940, shares shall be voted together as a single class, and (ii) when the Trustees have determined that the matter affects one or more funds, then only shareholders of such fund or funds shall be entitled to vote on the matter. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their fund, but not of any other fund. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Massachusetts Mutual Life Insurance Company Separate Investment Account N.V. currently owns more than 25% of the outstanding shares of the Fund and therefore is deemed to "control" the Fund within the meaning of the Investment Company Act of 1940.

         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of that liability, however, is considered remote because liability may arise only in very limited circumstances and shareholders are entitled to indemnification out of the assets of the Fund for any such liability.

--------------------------------------------------------------------------------
                              SHAREHOLDER INQUIRIES
--------------------------------------------------------------------------------

         Shareholders may direct inquiries to the Trust c/o David L. Babson and Company Incorporated, Marketing Department, Attn: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142 (617-225-3800).

         When required by the Investment Company Act of 1940, the Manager's discussion of the performance of the Fund in its most recent fiscal year as well as a comparison of the Fund's performance over the life of the Fund with that of a benchmark securities index selected by the Manager will be included in the Trust's Annual Report for that fiscal year. Copies of the Annual Report will be available upon request without charge.

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA  02110


CUSTODIAN
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 16th Floor
Boston, MA  02116


TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116

                                   PROSPECTUS
                               THE DLB FUND GROUP
                               One Memorial Drive
                         Cambridge, Massachusetts 02142
                                 (617) 225-3800
                                 April 30, 1998

         The DLB Fund Group (the "Trust") is an open-end management investment company offering through this Prospectus four non-diversified portfolios with different investment objectives and strategies (such portfolios are each referred to as a "Fund," and, collectively, as the "Funds"). The Funds are intended primarily to serve as investment vehicles for institutional investors. Each Fund's investment manager is David L. Babson and Company Incorporated (the "Manager").

         The DLB FIXED INCOME FUND (the "Fixed Income Fund") seeks to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

         The DLB GLOBAL SMALL CAPITALIZATION FUND (the "Global Small Cap Fund") seeks long-term capital appreciation through investment primarily in common stocks of smaller foreign and domestic companies.

         The DLB VALUE FUND (the "Value Fund") seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies.

         The DLB MID CAPITALIZATION FUND (the "Mid Cap Fund") seeks long-term capital appreciation primarily through investment in a portfolio of common stocks of small to medium-size companies.

         Shares of each Fund are sold to investors by the Trust. The minimum initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000.

         This Prospectus concisely describes the information which investors ought to know before investing in any of the Funds. Please read this Prospectus carefully and keep it for further reference.

         A Statement of Additional Information dated April 30, 1998 is available at no charge by writing to the Trust, c/o David L. Babson and Company Incorporated, Marketing Department, Attention: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts, 02142 or by telephoning (617) 225-3800. The Statement of Additional Information, which contains more detailed information about all of the Funds, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus.

--------------------------------------------------------------------------------

         THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
         THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE
         COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS
         PROSPECTUS.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
         OFFENSE.
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS

                                                                           PAGE

SHAREHOLDER TRANSACTION AND FUND EXPENSES.....................................3

FINANCIAL HIGHLIGHTS..........................................................7

INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS......................11

PURCHASE OF SHARES...........................................................17

REDEMPTION OF SHARES.........................................................18

DETERMINATION OF NET ASSET VALUE.............................................19

DISTRIBUTIONS................................................................19

TAXES    ....................................................................20

MANAGEMENT OF THE TRUST......................................................21

PERFORMANCE INFORMATION......................................................22

ORGANIZATION AND CAPITALIZATION OF THE TRUST.................................22

SHAREHOLDER INQUIRIES........................................................23

                    SHAREHOLDER TRANSACTION AND FUND EXPENSES



1.       FIXED INCOME FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a)...................   .20%
         12b-1 Fees (b)...........................................      0
         Other Expenses (after fee waiver) (a)....................   .35%
                                                                     ----
         Total Fund Operating Expenses (after fee waiver) (a).....   .55%


EXAMPLE:

You would pay the following          Years
expenses on a $1,000 investment,
assuming a 5% annual return          1        3          5           10
                                     -        -          -           --
with or without redemption at
the end of each period:              $6      $18         $31         $69

---------------

(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .55% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .55%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .40%, "Other Expenses" would be .66% and "Total Fund Operating Expenses" would be 1.06%.

(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

2.       GLOBAL SMALL CAP FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a)..........................   .80%
         12b-1 Fees (b)..................................................      0
         Other Expenses (after fee waiver) (a)...........................   .70%
                                                                            ----
         Total Fund Operating Expenses (after fee waiver) (a)............  1.50%


EXAMPLE:

You would pay the following           Years
expenses on a $1,000 investment,
assuming a 5% annual return            1           3            5           10
                                       -           -            -           --
with or without redemption at
the end of each period:               $15         $47          $82          $179

---------------

(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed 1.50% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed 1.50%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be 1.00%, "Other Expenses" would be 1.14% and "Total Fund Operating Expenses" would be 2.14%.

(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

3.       VALUE FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a).........................   .35%
         12b-1 Fees (b).................................................      0
         Other Expenses (after fee waiver) (a)..........................   .45%
                                                                           ----
         Total Fund Operating Expenses (after fee waiver) (a)...........   .80%


EXAMPLE:

You would pay the following          Years
expenses on a $1,000 investment,
assuming a 5% annual return           1           3         5         10
                                      -           -         -         --
with or without redemption at
the end of each period:              $8          $26       $44        $99

---------------

(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .80% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .80%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .55%, "Other Expenses" would be .37% and "Total Fund Operating Expenses" would be .92%.

(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

4.       MID CAP FUND

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

         Management Fees (after fee waiver) (a).........................    .30%
         12b-1 Fees (b).................................................       0
         Other Expenses (after fee waiver) (a)..........................    .60%
                                                                            ----
         Total Fund Operating Expenses (after fee waiver) (a)...........    .90%


EXAMPLE:

You would pay the following            Years
expenses on a $1,000 investment,
assuming a 5% annual return             1           3           5        10
                                        -           -           -        --
with or without redemption at
the end of each period:                $9          $29         $50       $111

---------------

(a) The Manager has agreed with the Fund to reduce its management fee and to bear certain expenses for the current fiscal year to the extent that the Fund's total annual expenses, other than brokerage commissions and transfer taxes, would otherwise exceed .90% of the Fund's average daily net assets. Therefore, so long as the Manager agrees to reduce its fee and to bear certain expenses, total annual expenses of the Fund, other than brokerage commissions and transfer taxes, will not exceed .90%. Absent such agreement by the Manager to waive its fee and bear certain expenses, management fees would be .60%, "Other Expenses" would be .73% and "Total Fund Operating Expenses" would be 1.33%.

(b) The Fund has adopted a distribution and services plan pursuant to Rule 12b-1 that permits payments by the Fund at an annual rate of up to .50% of the Fund's average net assets, but the Trustees do not currently intend to implement such plan during the Fund's current fiscal year. See "Purchase of Shares -- 12b-1 Plans."

         The purpose of the foregoing tables is to assist an investor in understanding the various costs and expenses of each of the Funds that are borne by holders of Fund shares. THE FIVE PERCENT ANNUAL RETURN AND EXPENSES USED IN CALCULATING THE EXAMPLES ARE NOT REPRESENTATIONS OF PAST OR FUTURE PERFORMANCE OR EXPENSES; ACTUAL PERFORMANCE AND/OR EXPENSES MAY BE MORE OR LESS THAN SHOWN.

'                              FINANCIAL HIGHLIGHTS



The following tables, which present per share financial information for each of the Funds, have been audited by Deloitte & Touche LLP, independent accountants, whose report thereon is incorporated by reference into the Statement of Additional Information relating to the Funds, and may be obtained by shareholders. Additional performance information is contained in the annual report for each of the Funds, which is available at no charge upon request. These tables should be read in conjunction with the Funds' other audited financial statements and related notes which are incorporated by reference into the Statement of Additional Information.

1.       FIXED INCOME FUND

                                                                                                            For the period
                                                                                                            July 25, 1995
                                                                      Year Ended         Year Ended        (commencement of
                                                                     December 31,        December 31,        operations) to
                                                                         1997               1996          December 31, 1995
                                                                    -------------        ------------     -----------------

Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                           $    10.11           $    10.26      $    10.00
                                                                     ----------           ----------      ----------
         Net investment income                                             0.42                 0.53            0.28
         Net realized and unrealized gain (loss) on investments            0.49                (0.15)           0.37
                                                                     ----------           ----------      ----------
              Total from investment operations                             0.91                 0.38            0.65
                                                                     ----------           ----------      ----------

     Less distributions declared to shareholders:
         From net investment income(1)                                    (0.41)               (0.53)          (0.28)
         From net realized gain on investments                             --                   --             (0.11)
                                                                     ----------           ----------      ----------
              Total distributions declared to shareholders                (0.41)               (0.53)          (0.39)
                                                                     ----------           ----------      ----------

     Net asset value - end of period                                 $    10.61           $    10.11      $    10.26
                                                                     ==========           ==========      ==========
     Total return                                                          9.03%                3.70%          14.75%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                           0.55%                0.55%           0.55%*
         Ratio of net investment income to average net assets              5.74%                6.36%           6.24%
         Portfolio turnover                                                  44%                  65%             42%
         Net assets at end of period (000 omitted)                   $   32,155           $   15,261      $    5,325

     The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.55% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund and had 1995 expenses been limited to that required by state securities laws then in effect, the net investment income per share and ratios would have been:

     Net investment income                                           $     0.38      $     0.44      $     0.19

     Ratios (to average net assets):
         Expenses                                                          1.06%           1.66%           2.50%*
         Net investment income                                             5.22%           5.25%           4.33%*

-------------

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $0.01 per share.
 *       Annualized

2.       GLOBAL SMALL CAP FUND

                                                                                                            For the period
                                                                                                            July 19, 1995
                                                                      Year Ended         Year Ended        (commencement of
                                                                     December 31,        December 31,        operations) to
                                                                         1997               1996          December 31, 1995
                                                                    -------------        ------------     -----------------
Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                           $     11.19          $     10.33         $     10.00
                                                                    -------------        ------------     -----------------
     Income from investment operations:
         Net investment income                                              0.02                 0.01                0.07
                                                                    -------------        ------------     -----------------
         Net realized and unrealized gain on investments                    0.50                 1.01                0.33
                                                                    -------------        ------------     -----------------
              Total from investment operations

                                                                            0.52                 1.02                0.40




     Less distributions declared to shareholders:
         From net investment income                                        (0.01)               (0.01)              (0.07)
         From net realized gain on investments                             (0.02)               (0.11)               --
         In excess of net realized gain on investments                     (0.01)               (0.04)               --
         Tax return of capital                                             (0.40)                --                  --
                                                                    -------------        ------------     -----------------
              Total distributions declared to shareholders                (0.44)               (0.16)               0.07
                                                                    -------------        ------------     -----------------


     Net asset value - end of period                                $     11.27          $     11.19         $     10.33
                                                                    =============        ============     =================

     Total return                                                          4.66%                9.85%               8.96%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                           1.50%                1.50%               1.46%*
         Ratio of net investment income to average net assets              0.22%                0.09%               1.46%*
         Portfolio turnover                                                  44%                  22%                  5%
         Average commission rate paid(1)                            $    0.0115          $   0.01170                --
         Net assets at end of period (000 omitted)                  $    13,887          $    12,586         $    10,509

     The Manager has agreed with the Fund to reduce its investment management fee and bear certain expenses, such that expenses do not exceed 1.50% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund and had 1995 expenses been limited to that required by state securities laws then in effect, the net investment income (loss) per share and ratios would have been:

     Net investment income (loss)                                   $     (0.05)         $     (0.10)        $      0.02

     Ratios (to average net assets):
         Expenses                                                          2.14%                2.36%               2.50%*
         Net investment income (loss)                                     (0.42)%              (0.77)%              0.42%*

-------------

(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commission paid during the year by the total number of shares purchased and sold on which commissions were charged.
*        Annualized

3.       VALUE FUND

                                                                                                              For the period
                                                                                                              July 25, 1995
                                                                         Year Ended         Year Ended     (commencement of
                                                                        December 31,       December 31,     operations) to
                                                                            1997               1996        December 31, 1995
                                                                     ---------------     -------------     -----------------
Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                            $       12.53      $       10.58      $       10.00
                                                                      -------------      -------------      -------------

     Income from investment operations:
         Net investment income                                                 0.15               0.16               0.09
         Net realized and unrealized gain on investments                       3.15               2.38               0.73
                                                                      -------------      -------------      -------------
              Total from investment operations                                 3.30               2.54               0.82
                                                                      -------------      -------------      -------------

     Less distributions declared to shareholders:
         From net investment income                                           (0.15)             (0.16)             (0.09)
         From net realized gain on investments                                (0.70)             (0.41)             (0.15)
         In excess of net realized gain on investments                        (0.07)             (0.02)              --
                                                                      -------------      -------------      -------------
              Total distributions declared to shareholders                    (0.92)             (0.59)             (0.24)
     Net asset value - end of period                                  $       14.91      $       12.53      $       10.58
                                                                      =============      =============      =============

     Total return                                                             26.35%             23.99%             18.64%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                               0.71%              0.80%              0.80%*
         Ratio of net investment income to average net assets                  1.40%              1.56%              2.02%*
         Portfolio turnover                                                      25%                23%                 7%
         Average commission rate paid(1)                              $     0.05796      $     0.05378               --
         Net assets at end of period (000 omitted)                    $      56,499      $      19,228      $      10,818

     The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.80% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund, the net investment income per share and ratios would have been:

     Net investment income                                            $        0.13      $        0.09      $        0.02

     Ratios (to average net assets):
         Expenses                                                              0.92%              1.50%              2.43%*
         Net investment income                                                 1.19%              0.86%              0.40%*

-------------

(1) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.
*        Annualized

4.       MID CAP FUND

                                                                                                              For the period
                                                                                                              July 25, 1995
                                                                        Year Ended         Year Ended        (commencement of
                                                                       December 31,       December 31,        operations) to
                                                                           1997               1996          December 31, 1995
                                                                       ------------     ---------------   -------------------
Per share data (for a share outstanding throughout each period):
     Net asset value - beginning of period                             $     11.51      $       10.75      $       10.00
                                                                       -----------      -------------      -------------
     Income from investment operations:
         Net investment income                                                0.08               0.15               0.08
         Net realized and unrealized gain on investments                      3.72               1.44               0.84
                                                                       -----------      -------------      -------------
              Total from investment operations                                3.80               1.59               0.92
                                                                       -----------      -------------      -------------

     Less distributions declared to shareholders:
         From net investment income(1)                                       (0.08)             (0.15)             (0.08)
         From net realized gain on investments(2)                            (1.04)             (0.68)             (0.09)
                                                                       -----------      -------------      -------------
              Total distributions declared to shareholders                   (1.12)             (0.83)             (0.17)
                                                                                                           -------------
     Net asset value - end of period                                   $     14.19      $       11.51      $       10.75
                                                                       ===========      =============      =============

     Total return                                                            32.95%             14.75%             21.17%*

     Ratios and Supplemental Data:
         Ratio of expenses to average net assets                              0.90%              0.90%              0.90%*
         Ratio of net investment income to average net assets                 0.78%              1.28%              1.90%
         Portfolio turnover                                                     32%                25%                 6%
         Average commission rate paid(3)                               $   0.05262      $     0.05270               --
         Net assets at end of period (000 omitted)                     $    27,358      $      13,690      $      10,929

     The Manager has agreed with the Fund to reduce its management fee and bear certain expenses, such that expenses do not exceed 0.90% of average daily net assets on an annualized basis. If the fee and expenses had been incurred by the Fund and had 1995 expenses been limited to that required by state securities laws then in effect, the net investment income per share and ratios would have been:

     Net investment income                                             $      0.04      $        0.05      $        0.01

     Ratios (to average net assets):
         Expenses                                                             1.33%              1.77%              2.50%*
         Net investment income                                                0.36%              0.41%              0.32%*

-------------

(1) Distributions in excess of net investment income for the year ended December 31, 1996 were less than $0.01 per share.

(2) Distributions in excess of net realized gain on investments for the year ended December 31, 1996 were less than $0.01 per share.

(3) For years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for security trades on which commissions are charged. Average commission rate paid is computed by dividing the total dollar amount of commissions paid during the year by the total number of shares purchased and sold on which commissions were charged.

*       Annualized

             INVESTMENT OBJECTIVES AND POLICIES AND ASSOCIATED RISKS



                                FIXED INCOME FUND

         The Fixed Income Fund's investment objective is to achieve a high level of current income consistent with preservation of capital through investment in a portfolio of fixed income securities.

         The Manager will pursue the Fixed Income Fund's objective by investing the Fund's assets primarily in publicly traded domestic fixed income securities, including U.S. Treasury and agency obligations, mortgage-backed and asset-backed securities and corporate debt securities. The Fund will also invest in other fixed income markets, such as corporate private placements, directly-placed mortgage obligations and foreign currency denominated bonds. Substantially all (but no less than 65%) of the Fund's total assets will at all times be invested in fixed income securities. Pending investment and reinvestment in fixed income securities, the Manager may invest the Fund's assets in money market instruments. Allocations are made among a wide array of market sectors, such as U.S. Treasury and agency obligations, corporate securities, mortgages and mortgage-backed securities, private placement securities and non-U.S. dollar denominated securities, based on the relative attractiveness of such sectors. Following these sector allocations, the Manager will purchase those securities deemed attractively valued in the desired sectors. The Fund may invest in any fixed income security, including preferred stocks. The Fund may also hold a portion of its assets in cash or money market instruments.

         PORTFOLIO DURATION AND MATURITY. The Fund's portfolio will generally have an average dollar weighted portfolio maturity of five to twelve years and a duration of no less than three years and no more than ten years (excluding short-term investments). The duration of a fixed income security is the weighted average maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. The Fund's portfolio may include securities with maturities and durations outside of these ranges.

         PORTFOLIO QUALITY. The Fund may invest in any security that is rated investment grade at the time of purchase (i.e., at least Baa as determined by Moody's Investors Service, Inc. ("Moody's") or BBB as determined by Standard & Poor's ("S&P")), or in any unrated security that the Manager determines to be of comparable quality. Securities rated Baa by Moody's or BBB by S&P and comparable unrated securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments on such obligations than in the case of higher- rated securities. In the event that any security held by the Fund ceases to be of investment grade quality, the Fund will not be obligated to dispose of such security and may continue to hold the obligation if, in the opinion of the Manager, such investment is considered appropriate under the circumstances. However, if more than 5% of the Fund's net assets are below investment grade quality, the Manager will dispose of such securities as are necessary to reduce such holdings to 5% or less.

         INTEREST RATE RISK. The values of fixed income securities generally vary inversely to changes in prevailing interest rates. Investments in lower quality fixed income securities generally provide greater income than investments in higher-rated securities but are subject to greater market fluctuations and risks of loss of income and principal than are higher-rated securities. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

         MORTGAGE-BACKED AND OTHER ASSET-BACKED SECURITIES. The Fund may invest in mortgage-backed and other asset-backed securities issued by the U.S. Government and its agencies and instrumentalities and by non- governmental issuers. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when the mortgagor on an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, there can be no certainty as to the predicted yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses because the premium may not have been fully amortized at the time the obligation was prepaid. As a result of these principal payment features, the values of mortgage-backed securities generally fall when interest rates rise, but their potential for capital appreciation in periods of falling interest rates is limited because of the prepayment feature. The mortgage-backed securities purchased by the Fund may include adjustable rate instruments. See "Adjustable Rate Securities" below.

         The Fund may also invest in asset-backed securities such as securities backed by pools of automobile loans, educational loans and credit card receivables, both secured and unsecured. These assets are generally held by a trust and payments of principal and interest or interest only are passed through to certificate holders. The underlying assets are subject to prepayment, which may reduce the overall return to certificate holders. Nevertheless, principal repayment rates tend not to vary much with interest rates and the short-term nature of the assets tends to dampen the impact of any change in the prepayment level. Certificate holders may also experience delays in payment on the certificates if the full amounts due on the underlying assets are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.

         In addition to the risks described above, mortgage-backed and asset-backed securities without a U.S. Government guarantee involve risk of loss of principal if the obligors of the underlying obligations default in payment of the obligations.

         COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS"). The Fund may invest in CMOs. A CMO is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued in multiple classes or series which have different maturities representing interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its stated maturity. Thus, the early retirement of a particular class or series of CMO held by the Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security. CMOs also include securities ("Residuals") representing the interest in any excess cash flow and/or the value of any collateral remaining after the issuer has applied cash flow from the underlying mortgages or mortgage-backed securities to the payment of principal of, and interest on, all other CMOs and the administrative expenses of the issuer. Due to uncertainty as whether any excess cash flow or the underlying collateral will be available, there can be no assurances that Residuals will ultimately have value.

         ADJUSTABLE RATE SECURITIES. The Fund may invest in adjustable rate securities which are securities that have interest rates that are reset at periodic intervals, usually by reference to some interest rate index or market interest rate. They may be U.S. Government securities or securities of other issuers. Some adjustable rate securities are backed by pools of mortgage loans. Although the rate adjustment feature may act as a buffer to reduce sharp changes in the value of adjustable rate securities, these securities are still subject to changes in value based on changes in market interest rates or changes in the issuer's creditworthiness. Because the interest rate is reset only periodically, changes in the interest rates on adjustable rate securities may lag changes in prevailing market interest rates. Also, some adjustable rate securities (or the underlying mortgages) are subject to caps or floors that limit the maximum change in interest rate during a specified period or over the life of the security. Because of the resetting of interest rates, adjustable rate securities are less likely than non-adjustable rate securities of comparable quality and maturity to increase significantly in value when market interest rates fall.

         OTHER INVESTMENT POLICIES. The Fund may also invest a limited portion of its net assets (in all cases less than 5%) in IO/PO strips, zero coupon securities, indexed securities, loans and other direct debt instruments, reverse repurchase agreements and dollar roll agreements. See the Statement of Additional Information for a description of each of these investment practices and the related risks.

         See "Investment Objectives And Policies and Associated Risks--General" for additional information.

                              GLOBAL SMALL CAP FUND

         The investment objective of the Global Small Cap Fund is to seek long-term capital appreciation through investment primarily in common stocks of foreign and domestic companies with market capitalizations at the time of investment by the Fund of up to $1.5 billion. Such companies are referred to herein as "small capitalization companies." Current income is only an incidental consideration in selecting investments for the Fund. The Fund is designed for investors seeking above-average capital growth potential through a global portfolio of common stocks.

         Under normal circumstances, substantially all (but no less than 65%) of the Fund's total assets will at all times be invested in common stocks of small capitalization companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. Small capitalization companies tend to be smaller than other companies and may be dependent upon a single proprietary product or market niche. They may have limited product lines, markets or financial resources or may depend on a limited management group. Typically, small capitalization companies have fewer securities outstanding, which may be less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of small capitalization companies are generally more sensitive to purchase and sale transactions; therefore, the prices of such securities tend to be more volatile than the securities of larger companies. As a result, the securities of small capitalization companies may change in value more than those of larger, more established companies.

         In seeking capital appreciation, the Fund follows a global investment strategy of investing primarily in common stocks traded in securities markets located in a number of foreign countries and in the United States. The Fund normally expects to invest approximately 40% to 60% of its assets outside the United States and the remaining 60% to 40% of its assets inside the United States. The weighting of the Fund's portfolio between foreign and domestic investments will depend upon prevailing conditions in foreign and domestic markets. Under certain market conditions, the Fund may invest more than 60% of its assets either outside or inside the United States. In addition, the Fund will always invest at least 65% of its total assets in at least three different countries, one of which will be the United States. The selection of the Fund's domestic investments will generally be based on value factors, while the selection of the Fund's foreign investments will generally be based on growth factors. In certain foreign countries, particularly the newly industrializing countries described below, the Fund's market capitalization guideline of $1.5 billion may include companies which, when viewed on a relative basis, are not considered "small cap" in the particular country. The Fund may hold a portion of its assets in cash or money market instruments.

         Consistent with the above policies, the Fund may at times invest more than 25% of its assets in the securities of issuers located in a single country. At such times, the Fund's performance will be directly affected by political, economic, market and exchange rate conditions in such country. When the Fund invests a substantial portion of its assets in a single country it is subject to greater risk of adverse changes in any of these factors with respect to such country than a Fund which does not invest as heavily in the country.

         The Fund may invest up to 15% of its assets in stocks traded in the securities markets of newly industrializing countries in Asia, Latin America, the Middle East, Southern Europe, Eastern Europe (including the former Soviet Union) and Africa. Investment in such countries involves a greater degree of risk than investment in industrialized countries, as discussed below. In order to gain exposure to certain foreign countries which prohibit or impose restrictions on direct investment, the Fund may (subject to any applicable regulatory requirements) invest in foreign and domestic investment companies and other pooled investment vehicles that invest primarily or exclusively in such countries. The Fund's investment through such vehicles will generally involve the payment of indirect expenses (including advisory fees) which the Fund does not incur when investing directly.

         The Manager believes that the securities markets of many nations move relatively independently of one another because business cycles and other economic or political events that influence one country's securities markets may have little effect on securities markets in other countries. By investing in a global portfolio, the Fund attempts to reduce the risks associated with investing in the economy of only one country. The countries that the Manager or Babson-Stewart Ivory International, the Fund's sub-adviser (the "Sub-Adviser"), believes offer attractive opportunities for investment may change from time to time. The Fund will invest only in exchange-traded securities and securities traded through established over-the-counter trading systems which the Manager or the Sub-Adviser believes provide comparable liquidity to exchange-traded securities.

         Foreign investments can involve risks, however, that may not be present in domestic securities. Because foreign securities are normally denominated and traded in foreign currencies, the value of the assets of the Fund may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information publicly available about a foreign company than about a U.S. company, and foreign companies are not generally subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

         In addition, with respect to certain foreign countries, there is a possibility of expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability and diplomatic developments which could affect the value of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the United States or other countries. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Finally, special tax considerations apply to foreign securities.

         See "Investment Objectives and Policies and Associated Risks--General" for additional information.

                                   VALUE FUND

         The Value Fund's investment objective is to seek long-term capital appreciation primarily through investment in a portfolio of common stocks of established companies. Strong consideration is given to common stocks whose current prices do not adequately reflect, in the opinion of the Manager, the true value of the underlying company in relation to earnings, dividends and/or assets. The Fund may also hold a portion of its assets in cash or money market instruments. Various valuation parameters are examined to determine the attractiveness of individual securities.

         The Fund will ordinarily invest in the securities of companies which are listed on national securities exchanges or on the National Association of Securities Dealers Automated Quotation System. The Manager will select which issues to invest in based on its assessment of whether the issue is likely to provide favorable capital appreciation over the long-term.

         See "Investment Objectives And Policies and Associated Risks--General" for additional information.

                                  MID CAP FUND

         The investment objective of the Mid Cap Fund is to seek long-term capital appreciation primarily through investment in small to medium-size companies. Such companies are referred to herein as "mid capitalization companies," which for these purposes means companies with a market capitalization at the time of investment by the Fund of between $400 million and $2 billion. Current income is only an incidental consideration. Strong consideration is given to common stocks of mid capitalization companies whose current prices do not adequately reflect, in the opinion of the Manager, the ongoing business value of the underlying company.

         The Mid Cap Fund invests primarily in common stocks. Under normal circumstances, substantially all (but no less than 65%) of its total assets will be invested in the common stock of mid capitalization companies. Such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but may also involve greater risk. Mid capitalization companies, when compared to larger capitalization issuers, may be more dependent upon a single proprietary product or market niche, may have limited product lines, markets or financial resources, or may depend on a limited management group. Typically, mid capitalization companies have fewer securities outstanding and are less liquid than securities of larger companies. Their common stock and other securities may trade less frequently and in limited volume. The securities of mid capitalization companies are generally more sensitive to purchase and sale transactions; therefore, the prices of such securities tend to be more volatile than the securities of larger companies. As a result, the securities of mid capitalization companies may change in value more than those of larger, more established companies. The Fund generally intends to stay fully invested in equity securities, although the Fund may hold a portion of its assets in cash or money market instruments.

         See "Investment Objectives and Policies and Associated Risks--General" for additional information.

                                     GENERAL

         ILLIQUID SECURITIES. Each of the Funds may purchase "illiquid securities," which are securities that are not readily marketable, including securities whose disposition is restricted by contract or under federal securities laws, so long as no more than 15% of a Fund's net assets would be invested in such illiquid securities. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to the Fund. In addition, illiquid securities are generally more difficult to value.

         PORTFOLIO TURNOVER. Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds expect to experience relatively low portfolio turnover rates. It is not anticipated that under normal circumstances the annual portfolio turnover rate of any Fund will exceed 100%. However, in any particular year, market conditions may result in greater rates than are currently anticipated. Portfolio turnover involves brokerage commissions and other transaction costs, which will be borne directly by the relevant Fund, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains are ordinarily taxed to shareholders at ordinary income tax rates. Portfolio turnover rates for each Fund are shown in the section "Financial Highlights." See "Taxes" below and "Portfolio Transactions" in the Statement of Additional Information for additional information. The tax consequences of portfolio transactions may be a secondary consideration for tax-exempt investors.

         REPURCHASE AGREEMENTS. Each Fund may enter into repurchase agreements. Under repurchase agreements a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed-upon price and date. The resale price exceeds the acquisition price and reflects an agreed-upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford an opportunity for a Fund to earn a return on temporarily available cash at no market risk, although there is a risk that the seller may default on its obligation to pay the agreed-upon sum on the redelivery date. Such a default may subject a Fund to expenses, delays and risks of loss. Repurchase agreements entered into with foreign brokers, dealers and banks involve additional risks similar to those of investing in foreign securities. For a discussion of these risks, see "Global Small Cap Fund," above.

         FIRM COMMITMENTS. Each Fund may enter into firm commitment agreements for the purchase of securities at an agreed-upon price on a specified future date. A Fund will only enter into firm commitment arrangements with parties which the Manager or Sub-Adviser determines present minimal credit risks. A Fund will maintain, in a segregated account with its custodian, cash or securities in an amount equal to the Fund's obligations under firm commitment agreements. The Fund bears the risk that the other party will fail to satisfy its obligations to the Fund. Such a default may subject the Fund to expenses, delays and risks of loss.

         LOANS OF PORTFOLIO SECURITIES. Each Fund may make secured loans of portfolio securities on up to 33 1/3% of the Fund's total assets. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. However, such loans will be made only to parties that are believed by the Manager or the Sub-Adviser to be of relatively high credit standing. Securities loans are made pursuant to agreements requiring that loans be continuously secured by collateral in cash or U.S. Government securities at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Fund may invest the cash collateral received or may receive a fee from the borrower. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice. The Fund may also call such loans in order to sell the securities involved. The Fund pays various fees in connection with such loans including shipping fees and reasonable custodian and placement fees.

         DERIVATIVES. Certain of the instruments in which the Funds may invest, such as mortgage-backed securities and indexed securities, are considered to be "derivatives." Derivatives are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security or currency. The use of such instruments may result in a higher amount of short-term capital gains (taxed at ordinary income tax rates) than would result if the Funds did not use such instruments. Further information about these instruments and the risks involved in their use is included elsewhere in this prospectus and in the Statement of Additional Information.

         RISKS OF NON-DIVERSIFICATION. As a non-diversified fund, each Fund may invest a relatively high percentage of its assets in the securities of relatively few issuers, rather than invest in the securities of a large number of issuers merely to satisfy diversification requirements. Investment in the securities of a limited number of issuers may increase the risk of loss to a Fund should there be a decline in the market value of any one portfolio security. Investment in a non-diversified fund therefore entails greater risks than investment in a "diversified" fund.

         CHANGES TO INVESTMENT OBJECTIVES. The investment objective and (except for policies identified as "fundamental" in this Prospectus or the Statement of Additional Information) policies of each Fund may be changed by the Trustees without shareholder approval. Any such change may result in a Fund having an investment objective and policies different from the objective and policies which a shareholder considered appropriate at the time of such shareholder's investment in the Fund. Shareholders of the relevant Fund will be notified of any changes in a Fund's investment objective or policies through a revised prospectus or other written communication.

                               PURCHASE OF SHARES

         Shares of each Fund may be purchased directly from the Trust on any day when the New York Stock Exchange is open for business (a "business day"). The minimum for an initial investment in a Fund is $100,000, and the minimum for each subsequent investment is $10,000. The purchase price of a share of each Fund is the net asset value next determined after a purchase order is received in good order. No sales charge is imposed on purchases of Fund shares.

         Shares of each Fund may be purchased either (i) in exchange for common stocks on deposit at The Depository Trust Company ("DTC") or appropriate fixed income securities, subject to the determination by the Manager that the securities to be exchanged are acceptable, (ii) in cash (i.e., by wire transfer) or (iii) by a combination of such securities and cash. In all cases, the Manager reserves the right to reject any particular investment. Securities accepted by the Manager in exchange for Fund shares will be acquired for investment only and not for resale and will be valued as set forth under "Determination of Net Asset Value" (generally the last quoted sale price) as of the time of the next determination of net asset value after such acceptance. All dividends, interest, subscription or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the relevant Fund and must be delivered to the Trust upon receipt by the investor from the issuer. A gain or loss for federal income tax purposes may be realized by investors subject to Federal income taxation upon the exchange, depending upon the investor's basis in the securities tendered.

         The Manager will not approve the acceptance of securities in exchange for Fund shares unless (1) the Manager, in its sole discretion, believes the securities are appropriate investments for the Fund; (2) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933, or otherwise; and (3) the securities may be acquired under the investment restrictions applicable to the relevant Fund. Investors interested in purchases through exchange should telephone the Manager at (617) 225-3800, Attn: Maureen
M. Bates.

         Investors should call the offices of the Trust before attempting to place an order for Fund shares. The Trust reserves the right at any time to reject an order.

         The deadline for wiring federal funds to the Trust is 2:00 p.m. Eastern time; in the case of an investment in-kind, the investor's securities must be placed on deposit at DTC, and 4:00 p.m. Eastern time is the deadline for transferring those securities to the account designated by the custodian for the Funds.

In most cases, if the consideration is not received by the Trust before the relevant deadline, the purchase order is not considered to be in good order and the purchase order and consideration are required to be resubmitted on the following business day, unless Investors Bank & Trust Company can credit the consideration to the account for a specific Fund.

         All federal funds must be transmitted to Investors Bank & Trust Company to Account No. 777777722 for the account of the specific Fund.

         "Federal funds" are monies credited to Investors Bank & Trust Company's account with the Federal Reserve Bank of Boston.

         Purchases will be made in full and fractional shares of each Fund calculated to three decimal places. The Trust will send to shareholders written confirmation (including a statement of shares owned) at the time of each transaction.

         12B-1 PLANS. The Trust has adopted a distribution and services plan (each a "Plan") for each Fund under Rule 12b-1 of the Investment Company Act of 1940, but the Trustees do not intend to implement such Plans during the Trust's current fiscal year. The purposes of each Plan if implemented would be to compensate and/or reimburse investment dealers and other persons for services provided and expenses incurred in promoting sales of shares, reducing redemptions or improving services provided to shareholders by such dealers and other persons. Each Plan would permit payments by a Fund for such purposes at an annual rate of up to .50% of the Fund's average daily net assets, subject to the authority of the Trustees to reduce the amount of payments or to suspend the Plan for such periods as they may determine. Subject to these limitations, the amount of payments under each Plan and the specific purposes for which they are made would be determined by the Trustees. At present, the Trustees have no intention of implementing any Plan.

                              REDEMPTION OF SHARES

         Shares of each Fund may be redeemed on any business day in cash or in kind. The redemption price is the net asset value per share next determined after receipt of the redemption request in good order. There is no redemption fee for any of the Funds. Cash payments generally will be made by transfer of Federal funds for payment into the investor's account the next business day following the redemption request. Redemption requests should be sent to Investors Bank & Trust Company. In order to help facilitate the timely payment of redemption proceeds, it is recommended that investors telephone the Manager at (617) 225-3800, Attn: Maureen M. Bates, at least two days prior to submitting a request.

         Payment on redemption will be made as promptly as possible and in any event within seven days after the request for redemption is received by the Trust in good order. A redemption request is in good order if it includes the correct name in which shares are registered, the investor's account number and the number of shares or the dollar amount of shares to be redeemed and if it is signed correctly in accordance with the form of registration. Persons acting in a fiduciary capacity, or on behalf of a corporation, partnership or trust, must specify, in full, the capacity in which they are acting. In-kind redemptions, as described below, will be transferred and delivered as directed by the investor.

         If the Manager determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash. Securities used to redeem Fund shares in kind will be valued in accordance with the relevant

Fund's procedures for valuation described under "Determination of Net Asset Value." Investors generally will incur brokerage charges on the sale of any such securities so received in payment of redemptions.

         When opening an account with the Trust, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing with the signature guaranteed by a commercial bank, a member firm of a domestic securities exchange or one of certain other financial institutions.

         Each Fund may suspend the right of redemption and may postpone payment for more than seven days when the New York Stock Exchange is closed for other than weekends or holidays, or if permitted by the rules of the Securities and Exchange Commission during periods when trading on the Exchange is restricted or during an emergency which makes it reasonably impracticable for the Fund to dispose of its securities or fairly to determine the value of the net assets of the Fund, or during any other period permitted by the Securities and Exchange Commission for the protection of investors.

                        DETERMINATION OF NET ASSET VALUE

         The net asset value of a share of each Fund is determined at 4:15 p.m., Eastern time, on each day on which the New York Stock Exchange is open. The net asset value per share for a Fund is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total outstanding shares of the Fund. Portfolio securities (including options and futures contracts) for which market quotations are available are valued at the last quoted sale price, or, if there is no such reported sale, at the closing bid price. Securities traded in the over-the-counter market are valued at the most recent bid price as obtained from one or more dealers that make markets in the securities. Portfolio securities that are traded both in the over-the-counter market and on one or more stock exchanges are valued according to the broadest and most representative market. Unlisted securities for which market quotations are not readily available are valued at the most recent quoted bid price. Short term debt securities with a remaining maturity of 60 days or less will be valued at amortized cost, unless conditions dictate otherwise. Illiquid securities or restricted securities will be valued at fair value based on information supplied by a broker. Other assets for which no quotations are readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees of the Trust. Determination of fair value will be based upon such factors as are deemed relevant under the circumstances, including the financial condition and operating results of the issuer, recent third party transactions (actual or proposed) relating to such securities and, in extreme cases, the liquidation value of the issuer.

         Because of time zone differences, foreign exchanges and securities markets will usually be closed prior to the time of the closing of the New York Stock Exchange and the value of foreign securities will be determined as of the closing of such exchanges and securities markets. Events affecting the values of such foreign securities, however, may occasionally occur between the closings of such exchanges and securities markets and the time the Fund determines its net asset value. If an event materially affecting the value of such foreign securities occurs during such period, then such securities will be valued at fair value as determined in good faith in accordance with procedures adopted by the Trustees.

         Because foreign securities are quoted in foreign currencies, fluctuations in the value of such securities in relation to the U.S. dollar will affect the net asset value of shares of the Fund even though there has not been any change in the values of such securities measured in terms of the foreign currencies in which they are denominated. The value of foreign securities is converted into U.S. dollars at the rate of exchange prevailing at the time of determination of net asset value.

                                  DISTRIBUTIONS

         Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments and net short-term capital gains). Each Fund also intends to distribute substantially all of its net long-term capital gains, if any, after giving effect to any available capital loss carryover. Each Fund's present policy is to declare and pay distributions of its dividends and interest at least annually. Each Fund also intends to distribute net short-term capital gains and net long-term capital gains at least annually.

         All dividends and/or distributions will be paid in shares of the relevant Fund, at net asset value, unless the shareholder elects to receive cash. Shareholders may make this election by marking the appropriate box on the application form or by writing to Investors Bank & Trust Company.

                                      TAXES

         The following is a general summary of the federal income tax consequences for the Funds and shareholders who are U.S. citizens or residents or domestic corporations. The last paragraph of this section contains information relevant to foreign investors. Shareholders should consult their own tax advisors about the tax consequences of investments in a Fund in light of their particular tax situations. Shareholders should also consult their own tax advisors about consequences under foreign, state, local or other applicable tax laws.

         Each Fund is treated as a separate taxable entity for federal income tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, a Fund itself will not pay federal income tax on the income and gain distributed annually to its shareholders. Distributions of ordinary income and short-term capital gains, whether received in cash or reinvested shares, will be taxable as ordinary income to shareholders subject to federal income tax. Designated distributions of net gains on capital assets held (i) for more than one year but not more than 18 months and (ii) for more than 18 months are taxable as such, regardless of how long a shareholder may have owned shares in the Fund or whether such distributions are received in cash or in reinvested shares. Any loss recognized on the sale or disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributions received by a shareholder with respect to those shares. A distribution paid to shareholders in January generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Trust will provide federal tax information annually, including information about dividends and distributions paid during the preceding year.

         Dividends and distributions on each Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized, or realized but not distributed.

         BACK-UP WITHHOLDING. The back-up withholding rules set forth below do not apply to tax exempt entities or corporations that furnish the Trust with an appropriate certification. For other shareholders, however, the Trust is generally required to withhold and remit to the U.S. Treasury 31% of all distributions, whether distributed in cash or reinvested in shares, and 31% of the proceeds of any redemption paid or credited to the shareholder's account if an incorrect or no taxpayer identification number has been provided, where appropriate certification has not been provided for a foreign shareholder, or where the Trust is notified that the shareholder has underreported income in the past (or the shareholder fails to certify that he is not subject to such withholding). Special withholding rules, described below, may apply to foreign shareholders.

         FOREIGN WITHHOLDING TAXES. The Global Small Cap Fund may be subject to foreign withholding taxes on income and gains derived from foreign investments. Such taxes would reduce the yield on such Fund's investments, but, as discussed below, may be taken as either a deduction or a credit by U.S. investors if the Fund makes the election described below.

         If, at the end of the fiscal year, more than 50% of the total assets of the Global Small Cap Fund are comprised of stock or securities of foreign corporations, the Trust intends to make an election which allows shareholders whose income from the Fund is subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return. In such case, the amount of qualified foreign income taxes paid by the Fund would be treated as additional income to Fund shareholders from non-U.S. sources and as foreign taxes paid by Fund shareholders. Investors should consult their tax advisors for further information relating to the foreign tax credit and deduction, which are subject to certain restrictions and limitations (including with respect to a foreign tax credit, a holding period requirement imposed pursuant to the Taxpayer Relief Act of 1997). Shareholders of the Global Small Cap Fund whose income from the Fund is not subject to U.S. taxation at the graduated rates applicable to U.S. citizens, residents or domestic corporations may receive substantially different tax treatment on distributions by such Fund, and may be disadvantaged as a result of the election described in this paragraph. Organizations that are exempt from U.S. taxation will not be affected by the election described above.

         WITHHOLDING ON DISTRIBUTIONS TO FOREIGN INVESTORS. Dividend distributions (including in general distributions derived from short-term capital gains, dividends and interest) are in general subject to a U.S. withholding tax of 30% when paid to a non-resident alien individual, foreign estate or trust, a foreign corporation, or a foreign partnership ("foreign shareholder"). Persons who are residents in a country, such as the United Kingdom, that has an income tax treaty with the United States may be eligible for a reduced withholding rate (upon filing of appropriate forms), and are urged to consult their tax advisors regarding the applicability and effect of such a treaty. Distributions of net long-term capital gains to a foreign shareholder and any gain realized upon the sale of Fund shares by such a shareholder will ordinarily not be subject to U.S. taxation, unless the recipient or seller is a nonresident alien individual who is present in the United States for more than 182 days during the taxable year, and certain other conditions apply. Foreign shareholders with respect to whom income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder, however, will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares, and may also be subject to a branch profits tax. Again, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results and all foreign investors are urged to consult their tax advisors.

         NEW WITHHOLDING TAX RULES FOR PAYMENTS AFTER 1999. The Internal Revenue Service recently revised its regulations affecting the application to foreign investors of the back-up withholding and withholding tax rules described above. The new regulations will generally be effective for payments made on or after January 1, 1999 (although transition rules will apply). In some circumstances, the new rules will increase the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the 31% back-up withholding tax and for reduced withholding tax rates under income tax treaties. The U.S. Treasury Department and the Internal Revenue Service have announced that the effective date of these regulations will be amended to apply to payments made on or after January 1, 2000. Foreign investors in a Fund should consult their tax advisors with respect to the potential application of these new regulations.

                             MANAGEMENT OF THE TRUST
         Each Fund is advised and managed by David L. Babson and Company Incorporated, One Memorial Drive, Cambridge, Massachusetts 02142, which provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. David L. Babson and Company Incorporated a registered investment adviser, is a wholly owned subsidiary of DLB Acquisition Corp., a holding company, which is controlled by Mass Mutual Holding Company, a holding company and wholly owned subsidiary of Massachusetts Mutual Life Insurance Company, a mutual life insurance company.

         Under separate Management Contracts relating to each Fund, the Manager selects and reviews each Fund's investments and provides executive and other personnel for the management of the Trust. Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees supervises the affairs of the Trust as conducted by the Manager. In the event that the Manager ceases to be the manager of any Fund, the right of the Fund or of the Trust to use the identifying name "DLB" may be withdrawn.

         The Manager has entered into a Sub-Advisory Agreement (the "Sub-Advisory Agreement") with Babson-Stewart Ivory International (the "Sub-Adviser"), One Memorial Drive, Cambridge, Massachusetts 02142, with respect to the management of the international component of the Global Small Cap Fund's portfolio. The Sub-Adviser also provides investment advisory services to a substantial number of institutional and other investors, including other registered investment companies. The Sub-Adviser is a general partnership owned 50% by the Manager and 50% by Stewart-Ivory & Company (International) Limited, an indirect wholly owned subsidiary of Stewart Ivory (Holdings) Ltd., which is controlled by James G.D. Ferguson and John G.L. Wright.

         Each of the Funds pays the Manager a monthly fee at the annual rate of the relevant Fund's average daily net assets set forth below. The Manager, however, has agreed to waive a portion of its fee and to bear certain expenses for the current fiscal year to the extent each of the Fund's annual expenses (including the management fee but excluding brokerage commissions and transfer taxes) would exceed the percentage of the Fund's average daily net assets set forth below:

                               Management Fee             Expense Limitation
                               (as a % of Average         (as a % of Average
                               Daily Net Assets)          Daily Net Assets)

Name of Fund

Fixed Income Fund                    .40%                         .55%
Global Small Cap Fund               1.00*                        1.50
Value Fund                           .55                          .80
Mid Cap Fund                         .60                          .90

* Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser a monthly fee at the annual rate of .50% of the Global Small Cap Fund's average daily net assets, although the Sub-Adviser has currently agreed to waive a portion of its fee. Payments made to the Sub-Adviser by the Manager will not affect the amounts payable by the Fund to the Manager or the Fund's expense ratio.
These fees and expenses and the terms applicable to them are described under "Shareholder Transaction and Fund Expenses" above.

         Edward L. Martin, an Executive Vice President and Director of the Manager, is primarily responsible for the day-to-day management of the portfolio of the Fixed Income Fund. Peter C. Schliemann, an Executive Vice President and Director of the Manager, and James W. Burns and John Wright, who are each Managing Directors of the Sub-Adviser, are primarily responsible for the day-to-day management of the portfolio of the Global Small Cap Fund. Roland W. Whitridge, Senior Vice President and Director of the Manager, is primarily responsible for the day-to-day management of the Value Fund. Eugene Gardner, a Vice President of the Manager, is primarily responsible for the day-to-day management of the Mid Cap Fund. Mr. Martin, Mr. Schliemann, Mr. Whitridge and Mr. Gardner have each been employed by the Manager in portfolio management for at least the past five years and have each been responsible for management of their respective Funds since inception. Mr. Burns and Mr. Wright have each been employed by the Sub-Adviser in portfolio management for at least the past five years, and have each been responsible for management of the Global Small Cap Fund since its inception.

                             PERFORMANCE INFORMATION

         Yield (in the case of the Fixed Income Fund) and total return data (for all Funds) may from time to time be included in advertisements about each Fund. "Yield" for the Fixed Income Fund is calculated by dividing the Fund's annualized net investment income per share during a recent 30-day period by the maximum public offering price per share on the last day of that period. "Total return" for the one-year period and for the life of a Fund, each through the most recent calendar quarter, represents the average annual compounded rate of return on an investment of $1000 in a Fund at net asset value (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Quotations of yield or total return for any period when an expense limitation was in effect will be greater than if the limitation had not been in effect. See "Investment Performance" in the Statement of Additional Information.

         All data is based on a Fund's past investment results and does not predict future performance. Investment performance, which will vary, is based on many factors, including market conditions, the composition of a Fund's portfolio, and a Fund's operating expenses. Investment performance also often reflects the risks associated with a Fund's investment objective and policies. These factors should be considered when comparing a Fund's investment results to those of other mutual funds and other investment vehicles.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

         The Trust was established on August 1, 1994 as a business trust under Massachusetts law. The Trust has an unlimited number of authorized shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares and which are presently divided into eight series of shares, each representing a different fund. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Matters submitted to shareholder vote must be approved by each fund of the Trust separately except (i) when required by the Investment Company Act of 1940 (the "1940 Act"), shares shall be voted together as a single class, and
(ii) when the Trustees have determined that the matter affects one or more funds, then only shareholders of such fund or funds shall be entitled to vote on the matter. Shares are freely transferable, are entitled to dividends as declared by the Trustees, and, in liquidation of the Trust, are entitled to receive the net assets of their fund, but not of any other fund. Shareholders holding a majority of the outstanding shares of the Trust may remove Trustees from office by votes cast in person or by proxy at a meeting of shareholders or by written consent. Massachusetts Mutual Life Insurance Company currently owns more than 25% of the outstanding shares of the Fixed Income Fund, the Global Small Cap Fund and the Mid Cap Fund, and therefore is deemed to "control" such Funds within the meaning of the 1940 Act. Massachusetts Mutual Life Insurance Company Separate Investment Account N.V. currently owns more than 25% of the outstanding shares of the Value Fund, and therefore is deemed to control such Fund within the meaning of the 1940 Act.

         Shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The risk of a shareholder incurring financial loss on account of that liability, however, is considered remote because liability may arise only in very limited circumstances and shareholders are entitled to indemnification out of the assets of the relevant fund for any such liability.

                              SHAREHOLDER INQUIRIES

         Shareholders may direct inquiries to the Trust c/o David L. Babson and Company Incorporated, Attn: Maureen M. Bates, One Memorial Drive, Cambridge, Massachusetts 02142 (617-225-3800).

         When required by the 1940 Act, the Manager's discussion of the performance of each Fund in its most recent fiscal year as well as a comparison of each Fund's performance over the life of the Fund with that of a benchmark securities index selected by the Manager will be included in the Trust's Annual Report for that fiscal year. Copies of the Annual Report will be available upon request without charge.

LEGAL COUNSEL
Ropes & Gray
One International Place
Boston, MA  02110


INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA  02110


CUSTODIAN
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 16th Floor
Boston, MA  02116

TRANSFER AGENT
Investors Bank & Trust Company
John Hancock Tower
200 Clarendon Street, 5th Floor
Boston, MA  02116